Other long-term liabilities (Tables)	12 Months Ended
Dec. 31, 2017
OTHER LONG-TERM LIABILITIES.
Schedule of other long-term liabilities

($ millions)	Dec 31 2017	Dec 31 2016

Pensions and other post-retirement benefits (note 24)	1 369	1 464

Share-based compensation plans (note 27)	361	364

Partnership liability (note 38)	483	—

Deferred revenue	49	55

Libya Exploration and Production Sharing Agreement (EPSA) signature bonus(1)	77	83

Other	73	131

Reclassified to assets held for sale (notes 36 and 37)	—	(30)

	2 412	2 067

(1)

As part of the 2009 acquisition of Petro-Canada, the company assumed the remaining US$500 million obligation for a signature bonus relating to Petro-Canada's ratification of six EPSAs in Libya. At December 31, 2017, the carrying amount of the Libya EPSAs signature bonus was $79 million (December 31, 2016 – $85 million). The current portion is $2 million (December 31, 2016 – $2 million) and is recorded in Accounts Payable and Accrued Liabilities.